UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 18, 2005
SOLEXA, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-22570 (Commission File No.)	94-3161073 (IRS Employer Identification No.)
25861 Industrial Blvd.
Hayward, California 94545
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (510) 670-9300
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EXHIBIT 10.69
EXHIBIT 10.70
EXHIBIT 10.71
EXHIBIT 10.72
EXHIBIT 99.1
EXHIBIT 99.2

Item 1.01	Entry into a Material Definitive Agreement.
On November 18, 2005, Solexa, Inc., a Delaware corporation (the “Company”), entered into definitive agreements for a private placement of common stock and warrants to purchase common stock (the “Financing”). Under the terms of the Financing, the Company will sell 10,000,000 shares of common stock at $6.50 per share and will issue warrants to purchase 3,500,000 shares of common stock at an exercise price of $7.50 per share in two closings. Approximately 3,850,000 shares of common stock and warrants to purchase up to approximately 1,350,000 shares of common stock will be issued at the first closing on or about November 23, 2005 (the “First Closing”) and the balance of approximately 6,150,000 shares of common stock and warrants to purchase approximately 2,150,000 shares of common stock will be issued on the same terms in a second closing (the “Second Closing”) subject to stockholder approval at a special meeting of the Company’s stockholders.
Certain of the Company’s current stockholders, including funds affiliated with Abingworth Management Limited, Amadeus Capital Partners Limited, OBP Management VI L.P. and ValueAct Capital Management, L.P. are expected to invest a total of approximately $8,000,000 in the Financing at the Second Closing and have entered into agreements with the Company to vote in favor of the Financing at the special meeting of stockholders. The Company has agreed to file with the Securities and Exchange Commission a resale registration statement relating to the common stock and the common stock issuable upon exercise of the warrants issued or issuable in connection with the Financing.
The warrants are exercisable 180 days after issuance and remain exercisable until the 5 year anniversary of issuance. The price of the warrants is subject to certain adjustments as set forth in the form of warrants attached hereto as Exhibits 10.70 and 10.72. The Purchase Agreements and related documents for the Financing are attached as Exhibits 10.69, 10.70, 10.71, 10.72 and 99.1 and are incorporated herein by reference. A press release announcing the Financing is attached as Exhibit 99.2 hereto and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(c) Exhibits:

Exhibit
Number	Description
10.69	Securities Purchase Agreement, dated November 18, 2005, by and among the Company and the individuals and entities identified on the signature pages thereto.

10.70	Form of Warrant.

10.71	Securities Purchase Agreement, dated November 18, 2005, by and among the Company and the purchasers identified on the signature pages thereto.

10.72	Form of Warrant.

99.1	Form of Voting Agreement.

99.2	Press Release, dated November 21, 2005, entitled “Solexa Announces Agreement for $65 Million Private Placement.”

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SOLEXA, INC.
Dated: November 23, 2005	By:	/s/ Linda Rubinstein
Linda Rubinstein
Chief Financial Officer (Principal Financial Officer)

EXHIBIT INDEX

Exhibit
No.	Description
10.69	Securities Purchase Agreement, dated November 18, 2005, by and among the Company and the individuals and entities identified on the signature pages thereto.

10.70	Form of Warrant.

10.71	Securities Purchase Agreement, dated November 18, 2005, by and among the Company and the purchasers identified on the signature pages thereto.

10.72	Form of Warrant.

99.1	Form of Voting Agreement.

99.2	Press Release, dated November 21, 2005, entitled “Solexa Announces Agreement for $65 Million Private Placement.”